SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 3, 2005

BELL INDUSTRIES, INC.

(Exact name of registrant as specified in charter)

California	1-11471	95-2039211
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Identification No.)

1960 E. Grand Avenue, Suite 560, El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 563-2355.

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule #13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT – 99.1

Item 2.02 Results of Operations and Financial Condition

On March 3, 2005, Bell Industries, Inc., (the “Company”) issued a press release describing selected financial results of the Company for the quarter and year ended December 31, 2004. Pursuant to SEC Release No. 33-8216, this press release is attached hereto as Exhibit 99.1 and is being filed under Item 2.02, to this Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit	Description
99.l	March 3, 2005 Press Release by Bell Industries, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELL INDUSTRIES, INC.
Dated: March 3, 2005	By:	/s/ RUSSELL A. DOLL
Russell A. Doll
Acting President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated March 3, 2005